Exhibit 4.1

Exhibit 4.1 UNDER THE LAWS OF THE NUMBER CERT.9999 THIS CERTIFIES THAT **9'000'000'000***** ***9'000,000'000**** ****9'000'000'000*** *****9,000,000,000** ******9'000'000'000* is the registered owner of 00,00G k * *** GG,r)CG,G G*** • • 9.000,000,00() * ++++++ ,OC DOC,Q00 SPECIMEtJ(:ERT.9999tl 1."t]F.. BLLLI(; J J\ND C:C/lCC -) .Jf.'..·.l·Jt1J.'... r : : Clr .2CC9 ·,J. ·;·;<), 0(10, (':(:G, (:(:(>•·A·A•)•). 'A •)•).•A9, 000, (1(1rl, (1(1(1'AA'A'A.' ',I, A'A''A 'A) J 0(10, (H10 , onr;,;,·----- FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF SPROTT INC. transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation. 4r-- .'· ..... . . . •·..· .. Kevin Hibbert hief Financial Officer SECURITY INSTRUCTIONS ON REVERSEVOIR LES INSTRUCTIONS DE SECURITE AU VERSO 6211831

FOR VALUE RECEIVED,hereby sell, assign and transfer unto PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE II I-I ---Tu-l II I I I (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE) -------------------------------------------------------------Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint RESTRICTIONS ,Attorney to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises. Dated _ Signature: _ {!J NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITIEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICUlAR, WITHOUT •W <D a: 0 z UJ z UJ ALTERATION OR ENlARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. Guaranteed by:. __ __ _ ;::) 0 ·aUJ: - a::s. . w""a: 0a: -UJ z 3 a: ·UJ Q fri ><( 1-o< en..J 0 (.):;: -<( z::s 1-ocr: ffio (J) zw o> a..a.. o_ ui (/) ffi j: :i9; <D enit. -ti a.::; (tw oo w 0 ;::) wza: a: i'=fg .ufg 1-<o za.. (J) ::2I <u.i ffi::.c ffiz :;! 111111111111111111111111111111111111111111111111111111111111111111111111111111111 111111 Hll Dill IIIIIIIIU IUIliM11 111111111 -a: ;::) 3:::2 u..<D en a: a: :::; -w U: 999999Sll CERT.9999 0 a..:::J ti':o